SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: October 21, 2004

                         THE MCGRAW-HILL COMPANIES, INC.
                         -------------------------------
             (Exact Name of Registrant as specified in its charter)

New York                          1-1023                     13-1026995
--------                          ------                     ----------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File No.)                  Identification No.)
incorporation or
organization)

              1221 Avenue of the Americas, New York, New York 10020
              -----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (212) 512-2564
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13a-4(c))

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Item 2.02 and 7.01 Disclosure of Results of Operations and Financial Condition/
Regulation FD Disclosure (Furnished Pursuant to Items 2.02 and 7.01 of
Form 8-K).

On October 21, 2004 Registrant issued an earnings release (the "Earnings Release") containing a discussion of Registrant's results of operations and financial condition for the third quarter ending September 30, 2004.

Item 9.01 Exhibits.

Earnings Release of the Registrant, dated October 21, 2004, containing a discussion of Registrant's results of operations and financial condition for the third quarter ending September 30, 2004.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                THE McGRAW-HILL COMPANIES, INC.

                                                    /s/ Kenneth M. Vittor
                                                --------------------------------
                                                By: Kenneth M. Vittor
                                                    Executive Vice President and
                                                    General Counsel

Dated: October 21, 2004

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                                INDEX TO EXHIBITS

Exhibit Number

      (99)  Earnings  Release  of  the  Registrant,   dated  October  21,  2004,
containing a discussion of Registrant's results of operations and financial condition for the third quarter ending September 30, 2004.